SCHEDULE 14C INFORMATION
                                 (Rule 14c-101)
                 Information Statement Pursuant to Section 14(c)
          of the Securities Exchange Act of 1934 (Amendment No. ______)

Check the appropriate box:
[X]  Preliminary Information Statement       [ ]  Confidential, for use of the
                                                  Commission only (as permitted
                                                  by Rule 14c-5(d)(2))

[ ]  Definitive Information Statement

                               HIPSTYLE.COM, INC.
                -----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

     [X]  No Fee Required.

     [ ]  Fee computed on table below per Exchange Act Rules 14c- 5(g) and
          0-11.

          1)   Title of each class of securities to which transaction applies:

                     Common Stock, par value $.0001 per share
                     ----------------------------------------

          2)   Aggregate number of securities to which transaction applies:

                    4,600,000 shares of Common Stock Outstanding
                    ------------------------------------------

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                                           N/A
                     -----------------------------------------

          4)   Proposed maximum aggregate value of transaction:

               ----------------------------------------------------------------

          5)   Total Fee Paid.

               ----------------------------------------------------------------

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

               ----------------------------------------------------------------

          2)   Form, Schedule or Registration Statement No.:

               ----------------------------------------------------------------

          3)   Filing Party:

               ----------------------------------------------------------------

          4)   Date Filed:

               ----------------------------------------------------------------

                              INFORMATION STATEMENT
                                 TO STOCKHOLDERS
                                       OF
                               HIPSTYLE.COM, INC.

             THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY
                      THE BOARD OF DIRECTORS OF THE COMPANY

             WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                             NOT TO SEND US A PROXY.




                               HIPSTYLE.COM, INC.
                              1221 BRICKELL AVENUE
                              MIAMI, FLORIDA 33131


                                  ------------
                                 February , 2002

                                  ------------

                                TABLE OF CONTENTS

                                                                                                        Page
                                                                                                        ----
Information Statement...........................................................................          1

Additional Information..........................................................................          1

Recent Developments ............................................................................          2

Outstanding Voting Securities...................................................................          3

Compensation ...................................................................................          3

Principal Stockholders..........................................................................          4

Description of the Stockholder Matters..........................................................          5

Signature.......................................................................................

Exhibit List
------------

A. Amended and Restated Articles of Incorporation of HipStyle.Com, Inc., a Florida corporation, as amended.

B.   The HipStyle.Com 2002 Stock Option Plan.

                                THIS INFORMATION
                         STATEMENT IS BEING PROVIDED TO
                        YOU BY THE BOARD OF DIRECTORS OF
                                  THE COMPANY.

                           WE ARE NOT ASKING YOU FOR A
                           PROXY AND YOU ARE REQUESTED

                             NOT TO SEND US A PROXY.

                               HIPSTYLE.COM, INC.
                              1221 BRICKELL AVENUE
                              MIAMI, FLORIDA 33131

                              INFORMATION STATEMENT

     This Information Statement is furnished to holders of shares of common stock, $.0001 par value (the "Common Stock"), of HipStyle.Com, Inc. (the "Company") to notify such stockholders that on or about February , 2002 the Company received written consents in lieu of a meeting of stockholders from holders of 3,280,000 shares of Common Stock representing approximately 71.3% of the total issued and outstanding shares of voting stock of the Company (the "Majority Stockholders") approving: (i) the Amended and Restated Articles of Incorporation of the Company, pursuant to which (a) the Company will authorize 10,000,000 shares of "blank check" preferred stock, par value $.0001 per share, and (b) the Company's name will change to "Security Intelligence Technologies, Inc."; and (ii) the adoption of the Company's 2002 Stock Option Plan (collectively, the "Stockholder Matters").

     This Information Statement describing the approval of the Stockholder Matters is first being mailed or furnished to the Company's stockholders on or about February ___, 2002, and such matters shall not become effective until at least 20 days thereafter. Expenses in connection with the distribution of this Information Statement will be paid by the Company and are anticipated to be less than $10,000.

     The Board of Directors knows of no other matters other than those described in this Information Statement which have been recently approved or considered by the holders of a majority of the shares of the Company's voting stock.

                             ADDITIONAL INFORMATION

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-KSB and 10-QSB (the "1934 Act Filings") with the Securities and Exchange Commission (the "Commission"). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

     The following documents as filed with the Commission by the Company are incorporated herein by reference:

     (1)  Quarterly Report on Form 10-QSB for the quarter ended December 31,
          2001

     (2)  Quarterly Report on Form 10-QSB for the quarter ended September 30,
          2001.

     (3)  Annual Report on Form 10-KSB for the year ended June 30, 2001.

                               RECENT DEVELOPMENTS

     On January 25, 2002, the Company entered into a letter of intent with CCS International, Ltd., a Delaware corporation ("CCS"), pursuant to which the Company has agreed to acquire all of the outstanding shares of capital stock of CCS in a tax free transaction, subject to the completion of due diligence, the negotiation and execution of a definitive acquisition agreement, the closing of a private placement of the Company's securities raising net proceeds of not less than $1 million and the satisfaction of certain other customary conditions.

     In the event that the proposed transaction with CCS closes, CCS will become a wholly owned subsidiary of the Company and the current stockholders of CCS will own not less than 70% of the Company's shares of common stock outstanding as well as shares of convertible preferred stock that will be convertible into shares of the Company's common stock upon the satisfaction by CCS of certain performance targets. The letter of intent also contemplates that the Company will change its name to a name reasonably acceptable to CCS, authorize 10,000,000 shares of "blank check" preferred stock and adopt a Stock Option Plan. Following the closing of the proposed transaction with CCS, the nominees of Ben Jamil, the principal stockholder, Chief Executive Officer and founder of CCS, will become all of the members of the Company's Board of Directors, and Mr. Jamil will become the Chief Executive Officer of the Company. In addition, the Company will enter into an employment agreement with Mr. Jamil, pursuant to which Mr. Jamil will be (i) paid an annual base salary of not less than $250,000 and (ii) granted options exercisable for 1,000,000 shares of Company common stock at an exercise price of $.50 per share. Additional terms of the proposed transaction will be finalized and memorialized in the definitive acquisition documents. Following the execution of the definitive acquisition documents, the Company will timely file with the Securities and Exchange Commission a Current Report on Form 8-K disclosing the principal terms of such documents and included as exhibits thereto will be a copy of the relevant agreements.

     Accordingly, the Stockholder Matters have been approved by the Board of Directors and the Majority Stockholders in connection with the transactions contemplated by the letter of intent with CCS. However, in the event that the transaction with CCS is not consummated, the Company's Board of Directors may pursue the acquisition of an alternative operating business and the Board of Directors believes that the implementation of the Stockholder Matters will assist the Company in completing any such alternative transaction.

     CCS manufactures and/or distributes specialized equipment and solutions for security, privacy, home and personal protection, confidential business communications, interpretation of the truth, cellular phone privacy, drug, bomb and contraband protection, cellular intercept/monitoring systems for governments, law enforcement entities, corporations and consumers through it's network of worldwide distributors, its U.S. CounterSpy Shop retail stores and its four international offices.

                          OUTSTANDING VOTING SECURITIES

     As of February   , 2002 (the "Record Date"), out of the 100,000,000 shares
of Common Stock authorized there were 4,600,000 shares of Common Stock issued and outstanding, and there were no shares of the Preferred Stock authorized.

     Only holders of record of the Common Stock at the close of business on the Record Date were entitled to participate in the written consents of the Company's stockholders. Each share of Common Stock was entitled to one (1) vote.

     The Florida Business Corporation Act ("FBCA") provides in substance that unless the Company's articles of incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

     In accordance with the FBCA, the Company received more than a majority of the shares of Common Stock approving the Stockholder Matters. As a result, the Company shall take all actions necessary to implement the Stockholder Matters.

                                  COMPENSATION

     No compensation has been paid to any of the Company's officers or directors during the year ended June 30, 2001.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth the number of shares of our common stock owned as of the Record Date by (i) each person who is known by the Company to own beneficially more than five percent of the Company's common stock; (ii) each of the Company's officers and directors; and (iii) all officers and directors as a group. Except as otherwise noted, the persons named in the table below do not own any other capital stock of the Company and have sole voting and investment power with respect to all shares beneficially owned by them.

    Name/Address              Number of Shares Owned(1)  Percentage
    ------------              ----------------------     ----------
Atlas Equity Group, Inc.(2)           2,575,000          55.98%
1221 Brickell Avenue
Suite 900
Miami, FL 33131

Rebecca J. Farkas (3)                   655,000          14.24%
294 South Coconut Lane
Miami Beach, FL 33139

Michelle Brock (4)                       50,000           1.09%
105 Lexington Avenue, #6D
New York, NY 10016

All directors and executive             705,000          15.33%
officers as a group (2 persons)

1 A person is deemed to be the beneficial owner of a security if such person has or shares the power to vote or direct the voting of such security or the power to dispose or direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities if that person has the right to acquire beneficial ownership within 60 days of the Record Date. Unless otherwise indicated by footnote, the named entities or individuals have sole voting and investment power with respect to the shares of common stock beneficially owned.

2 Michael D. Farkas is the sole officer, director and shareholder of Atlas Equity Group, Inc. and Michael D. Farkas is married to Rebecca J. Farkas, the President of the Company. Mr. Farkas is the sole member and the Chairman and Chief Executive Officer of the Atlas Group of Companies, LLC, the sole shareholder of Atlas Capital Services, Inc., a registered broker dealer and member of the National Association of Broker Dealers, Inc. and SIPC. Atlas Equity Group, Inc. disclaims beneficial ownership of the shares of the Company's common stock owned by Ms. Farkas.

3 Ms. Farkas is the President of the Company and she disclaims beneficial ownership of the shares of common stock owned by Atlas Equity Group, Inc.

4 Ms. Brock is a Vice President of the Company and the sister of Rebecca Farkas.

                     DESCRIPTION OF THE STOCKHOLDER MATTERS

1.   Approval of the Amended and Restated Articles of Incorporation
     ---------------------------------------------------------------

     The Board of Directors (the "Board") by unanimous written consent dated as of February 13, 2002 and certain stockholders (the "Majority Stockholders") owning a majority of issued and outstanding capital stock of the Company entitled to vote, by written consent dated as of February , 2002, approved and adopted resolutions to amend and restate the Company's Articles of Incorporation. The Amended and Restated Articles of Incorporation, will when filed with the Secretary of State of the State of Florida (i) authorize 10,000,000 shares of "blank check" preferred stock, par value $.0001 per share, and (ii) change the Company's name to "Security Intelligence Technologies, Inc.". In addition, the Amended and Restated Articles of Incorporation will include additional provisions generally included in the articles of incorporation of corporations formed under the laws of the State of Florida, including without limitation, provisions relating to (i) the denial of preemptive rights, (ii) corporate purpose, (iii) the perpetual duration of the corporation, and (iv) indemnification of officers and directors. Following the filing of the Amended and Restated Articles of Incorporation, the Board of Directors of the Company will have the right to determine the preferences, limitations, and relative rights (within certain limitations) of each class or series of preferred stock (including, without limitation, the dividends payable, the terms of conversion, voting rights, and redemption prices, if any) without obtaining the prior approval of the Company's stockholders. A copy of the Amended and Restated Articles of Incorporation are attached hereto as Exhibit A. See "Recent Developments".

Procedure for the Approval of the Amended and Restated Articles of Incorporation
-------------------------------------------------------------------------------

     The FBCA, requires that, in order for the Company to amend the Articles of Incorporation, the Board must adopt resolutions setting forth the proposed amendment and declaring its advisability and must call a meeting of stockholders of the Company at which stockholders holding at least a majority of the Company's capital stock entitled to vote must approve the proposed amendment. The FBCA also provides that, in lieu of a vote taken at a stockholders' meeting, stockholders holding at least a majority of the voting power of the Company's capital stock may consent in writing to any action otherwise required to be taken at a meeting of stockholders, including the adoption of an amendment to the Company's Articles of Incorporation.

Required Approvals Obtained
---------------------------

     The Board, by its unanimous written consent (the "Board Consent"), adopted resolutions approving the Amended and Restated Articles of Incorporation. On the Record Date, the only issued and outstanding shares of the Company's capital stock entitled to vote on the proposed amendment were 4,600,000 shares of the Company's common stock, par value $.0001 per share (the "Common Stock"), of which the Majority Stockholders held 3,280,000 or 71.3% of the total stock entitled to vote on the proposed amendment. On February ___, 2002, the Majority Stockholders, by written consent in lieu of a meeting, approved the Increase of Authorized Shares. No further consents, votes or proxies are or were necessary to effect the approval of Amended and Restated Articles of Incorporation.

Dissenters' Rights of Appraisal.
--------------------------------

     The FBCA does not provide for any dissenters' rights with respect to the amendment of the Articles of Incorporation as set forth herein. Therefore, no dissenters' rights of appraisal are given in connection with the subject matter hereof.

2.   Adoption of the 2002 Stock Option Plan
     --------------------------------------

     As of February 13, 2002, the Board of Directors of the Company and, as of February ___, 2002 the Majority Stockholders approved the adoption of the 2002 Stock Option Plan (the "2002 Plan"). The purpose of the 2002 Plan is to provide a means whereby directors and selected employees, officers, agents, consultants and independent contractors of the Company or of any parent or subsidiary thereof, may be granted incentive stock options and/or nonqualified stock options to purchase shares of the Company's common stock in order to attract and retain the services or advice of such directors, employees, officers, agents, consultants, and independent contractors and to provide additional incentive for such persons to exert maximum efforts for the success of the Company and its affiliates by encouraging stock ownership in the Company. A copy of the 2002 Plan is attached as Exhibit B to this Information Statement and the description of the 2002 Plan set forth below is qualified in its entirety by reference to the full text of the 2002 Plan.

Description of the 2002 Plan

     The maximum number of shares of Common Stock with respect to which awards may be presently granted pursuant to the 2002 Plan is 2,000,000 shares. Shares issuable under the 2002 Plan may be either treasury shares or authorized but unissued shares. The number of shares available for issuance will be subject to adjustment to prevent dilution in the event of stock splits, stock dividends or other changes in the capitalization of the Company.

     Subject to compliance with Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act"), the 2002 Plan shall be administered by the Board of Directors of the Company (the "Board") or, in the event the Board shall appoint and/or authorize a committee, such as the Compensation Committee, of two or more members of the Board to administer the 2002 Plan, by such committee (the "Plan Administrator"). Except for the terms and conditions explicitly set forth in the 2002 Plan, the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to the options to be granted under the Plan, including, without limitation, selection of whether an option will be an incentive stock option or a nonqualified stock option, selection of the individuals to be granted options, the number of shares to be subject to each option, the exercise price per share, the timing of grants and all other terms and conditions of the options.

     Options granted under the 2002 Plan may be "incentive stock options" ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code (the "Code") or stock options which are not incentive stock options ("Non-Incentive Options" and, collectively with Incentive Options, hereinafter referred to as "Options"). Each Option may be exercised in whole or in part; provided, that only whole shares may be issued pursuant to the exercise of any Option. Subject to any other terms and conditions herein, the Plan Administrator may provide that an Option may not be exercised in whole or in part for a stated period or periods of time during which such Option is outstanding; provided, that the Plan Administrator may rescind, modify, or waive any such limitation (including by the acceleration of the vesting schedule upon a change in control of the Company) at any time and from time to time after the grant date thereof. During an optionee's lifetime, any incentive stock options granted under the Plan are personal to such optionee and are exercisable solely by such optionee.

     The Plan Administrator can determine at the time the Option is granted in the case of Incentive Options, or at any time before exercise in the case of Non-Incentive Options, that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, without limitation, federal tax and securities laws and regulations and state corporate law), an Option may be exercised by:

     (a) delivery of shares of Common Stock of the Company held by an optionee having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the Plan Administrator;

     (b) delivery of a properly executed notice of exercise, together with irrevocable instructions to a broker, all in accordance with the regulations of the Federal Reserve Board, to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price and any federal, state, or local withholding tax obligations that may arise in connection with the exercise; or

     (c) delivery of a properly executed notice of exercise, together with instructions to the Company to withhold from the shares of Common Stock that would otherwise be issued upon exercise that number of shares of Common Stock having a fair market value equal to the Option exercise price.

     The Plan Administrator may also permit any participant to pay the option exercise price upon exercise of an Option by delivering a full-recourse, interest bearing promissory note payable in one or more installments and secured by the purchased shares. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the participant exceed the sum of (i) the aggregate option exercise price (less the par value of those shares) plus (ii) any federal, state and local income and employment tax liability incurred by the participant in connection with the option exercise.

     Upon a merger or consolidation in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person different from the person holding those securities immediately prior to such transaction or the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company ("Corporate Transaction"), any previously outstanding award carrying a right to exercise that was not previously exercisable shall become fully exercisable, the restrictions, deferral limitations and forfeiture conditions applicable to any other award granted shall lapse and any performance conditions imposed with respect to awards shall be deemed to be fully achieved.

     Options granted under the 2002 Plan may not be transferred, pledged, mortgaged, hypothecated or otherwise encumbered other than by will or under the laws of descent and distribution, except that the Plan Administrator may permit transfers of awards for estate planning purposes if, and to the extent, such transfers do not cause a participant who is then subject to Section 16 of the Exchange Act to lose the benefit of the exemption under Rule 16b-3 for such transactions.

     For federal income tax purposes, the grant to an optionee of a Non-Incentive Option will not constitute a taxable event to the optionee or to the Company. Upon exercise of a Non-Incentive Option (or, in certain cases, a later tax recognition date), the optionee will recognize compensation income taxable as ordinary income, measured by the excess of the fair market value of the Common Stock purchased on the exercise date (or later tax recognition date) over the amount paid by the optionee for such Common Stock, and will be subject to tax withholding. The Company may claim a deduction for the amount of such compensation. The optionee will have a tax basis in the Common Stock purchased equal to the amount paid plus the amount of ordinary income recognized upon exercise of the Non-Incentive Option. Upon the subsequent sale of the Common Stock received upon exercise of the Non-Incentive Option, an optionee will recognize capital gain or loss equal to the difference between the amount realized on such sale and his or her tax basis in the Common Stock, which may be long-term capital gain or loss if the optionee holds the Common Stock for more than one year from the exercise date.

     For federal income tax purposes, neither the grant nor the exercise of an Incentive Option will constitute a taxable event to the optionee or to the Company, assuming the Incentive Option qualifies as an "incentive stock option" under Code Section 422. If an optionee does not dispose of the Common Stock acquired upon exercise of an Incentive Option during the statutory holding period, any gain or loss upon subsequent sale of the Common Stock will be long-term capital gain or loss, assuming the shares represent a capital asset in the optionee's hands. The statutory holding period is the later of two years from the date the Incentive Option is granted or one year from the date the Common Stock is transferred to the optionee pursuant to the exercise of the Incentive Option. If the statutory holding period requirements are satisfied, the Company may not claim any federal income tax deduction upon either the exercise of the Incentive Option or the subsequent sale of the Common Stock received upon exercise thereof. If the statutory holding period requirement is not satisfied, the optionee will recognize compensation income taxable as ordinary income on the date the Common Stock is sold (or later tax recognition date) in an amount equal to the lesser of (i) the fair market value of the Common Stock on that date less the amount paid by the optionee for such Common Stock, or (ii) the amount realized on the disposition of the Common Stock less the amount paid by the optionee for such Common Stock; the Company may then claim a deduction for the amount of such compensation income.

     The federal income tax consequences summarized hereinabove are based upon current law and are subject to change.

     The Board may amend, alter, suspend, discontinue or terminate the 2002 Plan at any time, except that any such action shall be subject to stockholder approval at the annual meeting next following such Board action if such stockholder approval is required by federal or state law or regulation or the rules of any exchange or automated quotation system on which the Common Stock may then be listed or quoted, or if the Board of Directors otherwise determines to submit such action for stockholder approval. In addition, no amendment, alteration, suspension, discontinuation or termination to the 2002 Plan may materially impair the rights of any participant with respect to any Option granted before amendment without such participant's consent. The 2002 Plan shall terminate upon the earliest of (i) December 31, 2011, (ii) the date on which all shares of Common Stock available for issuance under the 2002 Plan shall have been issued as vested shares or (iii) the termination of all outstanding Options in connection with a Corporate Transaction. Upon such 2002 Plan termination, all Options and unvested stock issuances outstanding under the 2002 Plan shall continue to have full force and effect in accordance with the provisions of the agreements.

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT,

                                 PLEASE CONTACT:

                                 Rebecca Farkas
                                 HipStyle.Com, Inc.
                                 1221 Brickell Avenue
                                 Miami, Florida 33131
                                 (305) 539-0900

                                             By order of the Board of Directors
                                             HipStyle.Com, Inc.


                                             /s/ Rebecca Farkas
                                             ----------------------------------
                                             Rebecca Farkas
                                             President

                                  Exhibit List
                                  ------------

A. Amendment and Restated Articles of Incorporation of Hipstyle.com, Inc., a Florida corporation.

B.   The Hipstyle.com, Inc. 2002 Stock Option Plan

                                   EXHIBIT A

                 Amended and Restated Articles of Incorporation
                 ----------------------------------------------

                              AMENDED AND RESTATED
                                    ARTICLES
                                       OF
                                  INCORPORATION
                                       OF

                               HIPSTYLE.COM, INC.

                                 Article I. Name
                                 ---------------

The name of the corporation shall be Security Intelligence Technologies, Inc. (the "Corporation").

                               Article II. Address
                               -------------------

The mailing address of the Corporation is:

701 Brickell Avenue
Suite 3120
Miami, Florida  33131

                          Article III. Registered Agent
                          -----------------------------

The name and address of the registered agent of the Corporation is:

Corporate Service Company
1201 Hays Street
Tallahassee, Florida  32301

                         Article IV. Board of Directors
                         ------------------------------

The name of each member of the Corporation's Board of Directors is:

         Rebecca J. Farkas
         Michelle Brock

The affairs of the Corporation shall be managed by a Board of Directors consisting of no less than one director. The number of directors may be increased or decreased from time to time in accordance with the ByLaws of the Corporation. The election of directors shall be done in accordance with the ByLaws. The directors shall be protected from personal liability to the fullest extent permitted by applicable law.

                            Article V. Capital Stock
                            ------------------------

     (a) The maximum number of shares of stock that this Corporation is authorized to have outstanding at any one time is (a) one hundred million (100,000,000) shares of common stock, par value $.0001 per share and (b) ten million (10,000,000) shares of preferred stock, par value $.0001 per share (the "Preferred Stock").

     (b) Shares of Preferred Stock may be issued from time to time in one or more series as may be established from time to time by resolution of the Board of Directors of the Corporation, each of which series shall consist of such number of shares and have such distinctive designation or title as shall be fixed by resolution of the Board of Directors prior to the issuance of any shares of such series. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution of the Board of Directors providing for the issuance of such series of Preferred Stock. The Board of Directors is further authorized to increase or decrease (but not below the number of shares of such class or series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series.

                            Article VI. Incorporator
                            ------------------------

The name and address of the incorporator is:

Corporate Creations International, Inc.
941 Fourth Street #200
Miami, Florida  33139

                        Article VII. Corporate Existence
                        --------------------------------

The corporate existence of the Corporation began on June 22, 1999.

The undersigned incorporator executed these Articles of Incorporation on June 22, 1999.

Corporate Creations International, Inc.


                       Article VIII. No Preemptive Rights
                       ----------------------------------

     No holder of any of the shares of any class of the Corporation shall be entitled as of right to subscribe for, purchase, or otherwise acquire any shares of any class of the Corporation which the Corporation proposes to issue or any rights or options which the Corporation proposes to grant for the purchase of shares of any class of the Corporation or for the purchase of any shares, bonds, securities, or obligations of the Corporation which are convertible into or exchangeable for, or which carry any rights to subscribe for, purchase, or otherwise acquire shares of any class of the Corporation; and any and all of such shares, bonds, securities, or obligations of the Corporation, whether now or hereafter authorized or created, may be issued, or may be reissued if the same have been reacquired and if their reissue is not prohibited, and any and all of such rights and options may be granted by the Board of Directors to such individuals and entities, and for such lawful consideration, and on such terms, as the Board of Directors in its discretion may determine, without first offering the same, or any thereof, to any said holder.

                          Article IX. Corporate Purpose
                          -----------------------------

     The purposes for which the Corporation is organized are to engage in any lawful business for which corporations may be organized under the Florida Business Corporation Act.

                               Article X. Duration
                               -------------------

                  The duration of the Corporation shall be perpetual.

                           Article XI. Indemnification
                           ---------------------------

     The Corporation shall, to the fullest extent permitted by the provisions of the Florida Business Corporation Act, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said provisions from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said provisions, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

                                   EXHIBIT B

                             2002 STOCK OPTION PLAN
                             ----------------------

                               HIPSTYLE.COM, INC.

                             2002 STOCK OPTION PLAN
                             ----------------------

                                   ARTICLE ONE

                               GENERAL PROVISIONS
                               ------------------

I.   Purpose of the Plan

     The HipStyle.com, Inc. 2002 Stock Option Plan (the "Plan") is intended to assist HipStyle.com, Inc., a Florida corporation (the "Company"), and any entity which controls, is controlled by, or is under common control with the Company ("Related Entities") in recruiting and retaining employees, directors, officers, agents, consultants, independent contractors and advisors (collectively, "Participants"), and in compensating Participants by enabling them to participate in the future success of the Company and the Related Entities and to associate their interests with those of the Company and its stockholders.

     Capitalized terms used and not otherwise defined shall have the meanings assigned to such terms in the attached Appendix.

II.  Structure of the Plan

     Pursuant to the Plan, eligible persons may, at the discretion of the Administrator, be granted options ("Stock Options") to purchase shares of the Company's Common Stock, $.0001 par value (the "Common Stock"). The Stock Options granted under the Plan are intended to be either incentive stock options ("Incentive Stock Options") within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended ("Code"), or options that do not meet the requirements of Incentive Stock Options ("Non-Statutory Stock Options").

III. Administration of the Plan

     A. The Plan shall be administered by the Board of Directors of the Company (the "Board") or, in the event the Board shall appoint and/or authorize a committee, such as the Compensation Committee, of two or more members of the Board to administer the Plan by such committee (the "Administrator"). The Administrator shall have authority to grant Stock Options upon such terms (not inconsistent with the provisions of the Plan) as the Administrator may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability, transferability or forfeitability of all or any part of a Stock Option, including, by way of example and not limitation, requirements that the Participant complete a specified period of employment with or service to the Company or a Related Entity, that the Company achieve a specified level of financial performance or that the Company achieve a specified level of financial return. Notwithstanding any such conditions, the Administrator may, in its discretion, accelerate the time at which a Stock Option may be exercised, transferred or become nonforfeitable. The Administrator shall have the absolute discretion to determine whether specific grants shall be of Incentive Stock Options or Non-Statutory Stock Options. In addition, the Administrator shall have complete authority to determine Fair Market Value, to interpret all provisions of the Plan, to prescribe the form of the documents evidencing the grant of Stock Options under the Plan ("Agreements"), to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. Any decision made, or action taken, by the Administrator or in connection with the administration of the Plan shall be final and conclusive. Neither the Administrator nor any member of the Board shall be liable for any act done in good faith with respect to the Plan, any Agreements or Stock Options. All expenses of administering this Plan shall be borne by the Company.

     B. The Board, in its discretion, may appoint a committee of the Board and delegate to such committee all or part of the Board's authority and duties with respect to the Plan. The Board may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Board's delegate or delegates that were consistent with the terms of the Plan.

IV.  Eligibility

     A.   The persons eligible to participate in the Plan are as follows:

          (i) Employees, directors and officers of the Company or any Related Entity;

          (ii) non-employee members of the Board or non-employee members of the board of directors of any Related Entity; and

          (iii) consultants agents and other independent advisors who provide services to the Company or to any Related Entity.

V    Stock Subject to the Plan

     A.   Shares Issued. Upon the exercise of a Stock Option, the Company may
          -------------
          issue to the Participant (or the Participant's broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Stock or reacquired Common Stock.

     B.   Aggregate Limit. The maximum aggregate number of shares of Common
          ---------------
          Stock that may be issued under the Plan shall not exceed 2,000,000 shares.

     C.   Reallocation of Shares. If a Stock Option is terminated, in whole or
          ----------------------
          in part, for any reason other than its exercise, the number of shares of Common Stock allocated to the Stock Option or portion thereof may be reallocated to other Stock Options to be granted under the Plan. Unvested shares issued under the Plan and subsequently repurchased by the Company, at the option exercise or direct issue price paid per share, pursuant to the Company's repurchase rights under the Plan, shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent Stock Options under the Plan.

     D.   Stock Split; Recapitalization. Should any change be made to the Common
          -----------------------------
          Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class, without the Company's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number of shares of Common Stock issuable under the Plan and
          (ii) the number of shares of Common Stock and the exercise price per share in effect under each outstanding Stock Option, in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Administrator shall be final, binding and conclusive. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Company's preferred stock into shares of Common Stock.

                                   ARTICLE TWO

                               STOCK OPTION GRANTS
                               -------------------

I.   Stock Option Terms

     Each Stock Option shall be evidenced by an Agreement, consisting of one or more documents in the form approved by the Administrator; provided, however, that each such document shall comply with the terms specified below. Each Agreement evidencing an Incentive Stock Option, shall, in addition, be subject to the provisions of the Plan applicable to Incentive Stock Options.

     A.   Exercise Price.
          ---------------

     1. The exercise price per share for Common Stock purchased upon the exercise of a Non-Statutory Stock Option shall be determined by the Administrator on the date of grant.

     2. The exercise price per share of Common Stock purchased upon the exercise of an Incentive Stock Option shall be such amount as the Administrator shall, in its best judgement, determine to be not be less than the Fair Market Value on the date the Incentive Stock Option is granted, provided, however, that in the case of an Incentive Stock Option granted to a Participant who, at the time such Incentive Stock Option is granted owns stock of the Company or a Related Entity possessing more than ten percent (10%) of the aggregate voting power of all classes of stock of the Company or such Related Entity ("10% Stockholder"), the exercise price per share of Common Stock purchased upon the exercise of such Incentive Stock Option shall be such amount as the Administrator shall, in its best judgement, determine to be not less than one-hundred and ten percent (110%) of the Fair Market Value on the date such Incentive Stock Option is granted.

     3. Unless otherwise provided by the Agreement, the exercise price shall become immediately due upon exercise of a Stock Option and shall, subject to the provisions of Section I of Article Three and the Agreement, be payable in cash or check made payable to the Company.

     4. Cashless Exercise. Should the Common Stock be registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") at the time a Stock Option is exercised, then the exercise price may also be paid as follows:

     (i) in shares of Common Stock held for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the exercise date, or

     (ii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Participant shall concurrently provide irrevocable instructions (A) to a Company-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such exercise and
          (B) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

     Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     B.   Effect of Termination of Service.
          ---------------------------------

     1. The following provisions shall govern the exercise of any Stock Options held by a Participant at the time of cessation of Service or death:

     (i) Should the Participant cease to remain in Service for any reason other than death, Disability or Misconduct, then the Participant shall have a period of three (3) months following the date of such cessation of Service during which to exercise each outstanding Stock Option held by such Participant.

     (ii) Should Participant's Service terminate by reason of Disability, then the Participant shall have a period of six (6) months following the date of such cessation of Service during which to exercise each outstanding Stock Option held by such Participant.

     (iii) If the Participant dies while holding an outstanding Stock Option, then the personal representative of his or her estate or the person or persons to whom the Stock Option is transferred pursuant to the Participant's will or the laws of descent and distribution shall have a period of six (6) month following the date of the Participant's death during which to exercise each outstanding Stock Option previously held by such Participant.

     (iv) Under no circumstances, however, shall any such Stock Option be exercisable after the specified expiration of the option term.

     (v) During the applicable post-Service exercise period, the Stock Option may not be exercised in the aggregate for more than the number of vested shares for which the Stock Option is exercisable on the date of the Participant's cessation of Service. Upon the expiration of the applicable post-Service exercise period or (if earlier) upon the expiration of the option term, the Stock Option shall terminate and cease to be outstanding for any vested shares for which the Stock Option has not been exercised. However, the Stock Option shall, immediately upon the Participant's cessation of Service, terminate and cease to be outstanding with respect to any and all option shares for which the Stock Option is not otherwise at the time exercisable or in which the Participant is not otherwise at that time vested.

     (vi) Should Participant's Service be terminated for Misconduct, then all outstanding Stock Options held by the Participant shall terminate immediately and cease to remain outstanding.

     2. The Administrator shall have the discretion, exercisable either at the time a Stock Option is granted or at any time while the Stock Option remains outstanding, to:

     (i) extend the period of time for which the Stock Option is to remain exercisable, following Participant's cessation of Service or death, from the limited period otherwise in effect for that Stock Option to such greater period of time as the Administrator shall deem appropriate, but in no event beyond the expiration of the option term; and/or

     (ii) permit the Stock Option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such Stock Option is exercisable at the time of the Participant's cessation of Service but also with respect to one or more additional installments in which the Participant would have vested under the Stock Option had the Participant continued in Service.

     B.   Stockholder Rights. The holder of an option shall have no stockholder
          -------------------
          rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become the record holder of the purchased shares.

     C.   Unvested Shares. The Administrator shall have the discretion to grant
          ---------------
          Stock Options which are exercisable for unvested shares of Common Stock. Should the Participant cease Service while holding such unvested shares, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Administrator and set forth in the document evidencing such repurchase right.

     D.   Limited Transferability of Stock Options. During the lifetime of the
          ----------------------------------------
          Participant, the option shall be exercisable only by the Participant and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Participant's death.

     II.  Incentive Stock Options

     The terms specified below shall be applicable to all Incentive Stock Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Three shall be applicable to Incentive Stock Options. Stock Options which are specifically designated as Non-Statutory Stock Options shall not be subject to the terms of this Section II.

     A. Eligibility. Incentive Stock Options may only be granted to Employees.
        -----------

     B. Exercise Price. The exercise price per share shall not be less than one
        --------------
hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date, provided, however, that in the case of an Incentive Stock Option granted to a 10% Stockholder, the exercise price per share of Common Stock purchased upon the exercise of such Incentive Stock Option shall be such amount as the Administrator shall, in its best judgement, determine to be not less than one-hundred and ten percent (110%) of the Fair Market Value on the date such Incentive Stock Option is granted.

     C. Dollar Limitation. The aggregate Fair Market Value of the shares of
        -----------------
Common Stock (determined as of the respective date or dates of grant) for which one or more Stock Options granted to any Employee under the Plan (or any other option plan of the Company or any Related Entity) may for the first time become exercisable as Incentive Stock Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such Stock Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Stock Options shall be applied on the basis of the order in which such Stock Options are granted.

     D. Term of Incentive Stock Options. The maximum period in which an
        -------------------------------
Incentive Stock Option shall be exercisable shall be ten (10) years from the date of grant, provided, however, that if any Employee to whom an Incentive Stock Option is granted is a 10% Stockholder, then the option term shall not exceed five (5) years measured from the option grant date.

     III. Corporate Transaction

     A. The shares subject to each Stock Option outstanding under the Plan at the time of a Corporate Transaction shall automatically vest in full so that each such Stock Option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to that Stock Option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, the shares subject to an outstanding Stock Option shall not vest on such an accelerated basis if and to the extent:

          (i) such Stock Option is assumed by the successor Company (or parent thereof) in the Corporate Transaction and any repurchase rights of the Company with respect to the unvested option shares are concurrently to be assigned to such successor Company (or parent thereof) or (ii) such Stock Option is to be replaced with a cash incentive program of the successor Company (or parent thereof) which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those unvested option shares or (iii) the acceleration of such Stock Option is subject to other limitations imposed by the Administrator at the time of the option grant.

     B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are assigned to the successor Company (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Administrator at the time the repurchase right is issued.

     C. Immediately following the consummation of the Corporate Transaction, all outstanding Stock Options shall terminate and cease to be outstanding, except to the extent assumed by the successor Company (or parent thereof).

     D. Each Stock Option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Participant in consummation of such Corporate Transaction had the Stock Option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding Stock Option, provided, however, that the aggregate exercise price payable for such securities shall remain the same.

     E. The Administrator shall have the discretion, exercisable either at the time a Stock Option is granted or at any time while a Stock Option remains outstanding, to structure one or more Stock Options so that those Stock Options shall automatically accelerate and vest in full (and any repurchase rights of the Company with respect to the unvested shares subject to those Stock Options shall immediately terminate) upon the occurrence of a Corporate Transaction, whether or not those Stock Options are to be assumed in the Corporate Transaction.

     F. The Administrator shall also have full power and authority, exercisable either at the time the Stock Option is granted or at any time while the Stock Option remains outstanding, to structure such Stock Option so that the shares subject to that Stock Option will automatically vest on an accelerated basis should the Participant's Service terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which the Stock Option is assumed and the repurchase rights applicable to those shares do not otherwise terminate. Any Stock Option so accelerated shall remain exercisable for the fully-vested option shares until the expiration or sooner termination of the option term. In addition, the Administrator may provide that one or more of the Company's outstanding repurchase rights with respect to shares held by the Participant at the time of such Involuntary Termination shall immediately terminate on an accelerated basis, and the shares subject to those terminated rights shall accordingly vest at that time.

     G. The portion of any Incentive Stock Option accelerated in connection with a Corporate Transaction shall remain exercisable as an Incentive Stock Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such Incentive Stock Option shall be exercisable as a Non-Statutory Option under the Code.

     H. The grant of Stock Options under the Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     IV.  Cancellation and Regrant of Stock Options

     The Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Participants, the cancellation of any or all outstanding Stock Options under the Plan and to grant in substitution therefor new Stock Options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

                                  ARTICLE THREE

                                  MISCELLANEOUS
                                  -------------

I.   Financing

     The Administrator may permit any Participant to pay the option exercise price upon exercise of a Stock Option by delivering a full-recourse, interest bearing promissory note payable in one or more installments and secured by the purchased shares. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Administrator in its sole discretion. In no event may the maximum credit available to the Participant exceed the sum of (i) the aggregate option exercise price (less the par value of those shares) plus (ii) any Federal, state and local income and employment tax liability incurred by the Participant in connection with the option exercise.

II.  Effective Date and Term of Plan

     A. The Plan shall become effective on the date on which it is adopted by the Board (the "Effective Date"), provided, however, that if the Plan is not approved by a vote of the stockholders of the Company within twelve (12) months after the Effective Date, the Plan and any Benefits granted under the Plan shall terminate.

     B.   The Plan shall terminate upon the earliest of (i) December 31, 2011,
          (ii) the date on which all shares of Common Stock available for issuance under the Plan shall have been issued as vested shares or
          (iii) the termination of all outstanding Stock Options in connection with a Corporate Transaction. Upon such Plan termination, all Stock Options and unvested stock issuances outstanding under the Plan shall continue to have full force and effect in accordance with the provisions of the Agreements.

     III. Amendment of the Plan

     A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to Stock Options or unvested stock issuances at the time outstanding under the Plan unless the Participant or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws and regulations.

     B. Stock Options may be granted under the Plan which are in excess of the number of shares of Common Stock then available for issuance under the Plan, provided any excess shares actually issued shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess grants are made, then (i) any unexercised Stock Options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Company shall promptly refund to the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal
Rate) for the period the shares of Common Stock were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

     IV.  Use of Proceeds

     Any cash proceeds received by the Company from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

     V.   Withholding

     The Company's obligation to deliver shares of Common Stock upon the exercise of any Stock Options under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

     VI.  Regulatory Approvals

     The implementation of the Plan, the granting of any Stock Options under the Plan and the issuance of any shares of Common Stock upon the exercise of any Stock Option shall be subject to the Company's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan and the Stock Options granted under it.

     VII. No Employment or Service Rights

     Nothing in the Plan shall confer upon a Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Related Entity employing or retaining a Participant), which rights are hereby expressly reserved, to terminate a Participant's Service at any time for any reason, with or without cause.

                                    APPENDIX
                                    --------

     The following definitions shall be in effect under the Plan:

          A.   Board shall mean the Company's Board of Directors.
               -----

          B.   Committee shall mean a committee of two (2) or more Board members
               --------
               appointed by the Board to exercise one or more administrative functions under the Plan.

          C.   Corporate Transaction shall mean either of the following
               ---------------------
               stockholder-approved transactions to which the Company is a party:

               (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

               (ii) the sale, transfer or other disposition of all or
                    substantially all of the Company's assets in complete liquidation or dissolution of the Company.

          D.   Disability shall mean the inability of the Participant to engage
               ----------
               in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Administrator on the basis of such medical evidence as the Administrator deems warranted under the circumstances.

          E.   Employee shall mean an individual who is in the employ of the
               --------
               Company (or any Related Entity), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

          F.   Fair Market Value per share of Common Stock on any relevant date
               -----------------
               shall be determined in accordance with the following provisions:

               (i) If the Common Stock is at the time traded on the Nasdaq National Market, the SmallCap Market or the OTC Bulletin Board, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported on the Nasdaq National Market, the SmallCap Market or the OTC Bulletin Board, as the case may be. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

               (ii) If the Common Stock is at the time listed on any Stock
                    Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

               (iii) If the Common Stock is at the time neither listed on any
                    Stock Exchange nor traded on the Nasdaq National Market or SmallCap Market or the OTC Bulletin Board, then the Fair Market Value shall be determined by the Administrator after taking into account such factors as the Administrator shall deem appropriate.

          G.   Involuntary Termination shall mean the termination of the Service
               -----------------------
               of any individual which occurs by reason of:

               (i) such individual's involuntary dismissal or discharge by the Company for reasons other than Misconduct, or

               (ii) such individual's voluntary resignation following (A) a change in his or her position with the Company which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, or (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonuses under any corporate-performance based bonus or incentive programs) by more than thirty percent (30%).

          H.   Misconduct shall mean the commission of any act of fraud,
               ----------
               embezzlement or dishonesty by a Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Company (or any Related Entity), or any other intentional misconduct by such person adversely affecting the business or affairs of the Company (or any Related Entity) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Company (or any Related Entity) may consider as grounds for the dismissal or discharge of any Participant, Participant or other person in the Service of the Company (or any Related Entity).

          I.   Administrator shall mean either the Board or the Committee acting
               -------------
               in its capacity as administrator of the Plan.

          J.   Service shall mean the provision of services to the Company (or
               -------
               any Related Entity) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

          K.   Stock Exchange shall mean either the American Stock Exchange or
               --------------
               the New York Stock Exchange.

          L.   10% Stockholder shall mean the owner of stock (as determined
               --------------
               under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or any Related Entity).